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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported) November 30, 1999
                                                        -----------------


                           Delta Funding Corporation
                       -----------------------------------
           (Exact name of registrant as specified in its charter)


        New York                       333-51545               11-2609517
----------------------------           --------------          -------------
(State or other jurisdiction           (Commission             (IRS Employer
 of incorporation)                     File Number)            ID Number)


1000 Woodbury Road, Woodbury,  New York                         11797
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(Address of principal executive offices)                     (Zip Code)

Registrant's Telephone Number,
 including area code:                                        (516)364-8500
 --------------------                                        --------------


                                       N/A
       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         -------------


         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement dated as of October 31, 1999, among Delta Funding Corporation, as seller and servicer, Bank One, National Association, as trustee and Norwest Bank Minnesota, National Association as securities administrator (the "Pooling and Servicing Agreement"), in connection with the issuance by Delta Funding Home Equity Loan Trust 1999-3 of Home Equity Loan Asset-Backed Certificates, Series 1999-3.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:

       4.1  Pooling and Servicing Agreement.

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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   DELTA FUNDING CORPORATION


                                   By:   /s/ Dawn Ceccarini
                                      -------------------------------------
                                     Name: Dawn Ceccarini
                                     Title:    Vice President


Dated: December 15, 1999



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                                  EXHIBIT INDEX

Exhibit                                                                 Page
-------                                                                 ----

 4.1  Pooling and Servicing Agreement.